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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 333-51112 and No. 333-64479) pertaining to The HCA 401(k) Plan of our report dated June 19, 2003, with respect to the financial statements of The HCA 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 2002.

                                                  /s/ Ernst & Young LLP


Nashville, Tennessee
June 24, 2003